Fair Value Measurements and Investments	12 Months Ended
Dec. 31, 2021
Fair Value Measurements [Abstract]
Fair Value Measurements and Investments
Note 16—Fair Value Measurements and Investments
Fair value is generally based on quoted prices, however if quoted market prices are not available, fair value is determined based on other relevant factors, including dealer price quotations, price activity for equivalent instruments and valuation pricing models. The Company established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument, the characteristics specific to the instrument and the state of the marketplace (including the existence and transparency of transactions between market participants). Financial instruments with readily-available, actively-quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:
Level 1 - Unadjusted quoted prices are available in active markets for identical financial instruments as of the reporting date.
Level 2 - Pricing inputs are observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets or liabilities in active markets or quoted prices for identical assets or liabilities in active markets.
Level 3 - Pricing inputs are unobservable for the financial instruments and includes situations where there is little, if any, market activity for the financial instrument. The inputs into the determination of fair value require significant management judgment or estimation.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the instrument.
The fair values of cash, restricted cash, accounts receivable, due from related parties, accounts payable and certain accrued liabilities approximate their carrying amounts due to the short-term nature of these items. Due to the variable rate nature of the Revolving Credit Facility, the carrying value as of December 31, 2020 approximated the fair value.
Fair Value of Financial Instruments
The following table summarizes the categorization and fair value estimate of the Company’s financial instruments that are measured on a recurring basis pursuant to the above fair value hierarchy levels as of December 31, 2021 and 2020:

	December 31, 2021
	Level 1	Level 2	Level 3	Total
Financial assets
Investments in mutual funds and other	$500	$—	$—	$500
Cash surrender value of company-owned life insurance	—	565	—	565
Total financial assets	$500	$565	$—	$1,065
Financial liabilities
Warrant liabilities - Public warrants	$27,063	$—	$—	$27,063
Warrant liabilities - Private warrants	—	—	742	742
Total financial liabilities	$27,063	$—	$742	$27,805

	December 31, 2020
	Level 1	Level 2	Level 3	Total
Financial assets
Investments in mutual funds and other	$584	$—	$—	$584
Cash surrender value of company-owned life insurance	—	857	—	857
Total financial assets	$584	$857	$—	$1,441
The Company had no transfers between fair value levels during each of the years ended December 31, 2021 and 2020.
As of December 31, 2021 and 2020, the Company held investments related to a legacy deferred compensation program and securities. These amounts are included in Prepaid expenses and other assets on the Consolidated Statements of Financial Condition.
The cash surrender value of company-owned life insurance is included in Prepaid expenses and other assets on the Consolidated Statements of Financial Condition at the amount that could be realized under the contract as of December 31, 2021 and 2020, which approximates fair value.
The public warrants are valued using quoted market prices on the Nasdaq Global Select Market under the ticker PWPPW and are included in Warrant liabilities on the Consolidated Statements of Financial Condition. As of December 31, 2021, the price per public warrant was $3.53.
Management determines the fair value of the private warrants using the Black-Scholes option pricing valuation model (“Valuation Model”). The private warrants are classified as Level 3 as of December 31, 2021 because of the use of significant unobservable inputs in the Valuation Model. The inputs into the Valuation Model for the private warrants, including some significant unobservable inputs, were as follows:

December 31, 2021
Risk-free rate of return	1.19%
Expected volatility	35.06%
Expected dividend yield	2.20%
Expected term (years)	4.48
Exercise price per share	$11.50
Asset price per share	$12.86
The Company’s use of the Valuation Model required the use of the following assumptions:
•The risk-free rate of return assumption was based on the continuously compounded, term-matching, zero-coupon rate derived from a U.S. Treasury yield curve on each valuation date. An increase in the risk-free interest rate, in isolation, would result in an increase in the fair value measurement of the warrant liabilities and vice versa.
•The expected volatility assumption was based on the average of the implied volatility from the Company’s publicly traded warrants and a leverage adjusted volatility of the Company’s publicly traded industry peers. An increase in the expected volatility, in isolation, would result in an increase in the fair value measurement of the warrant liabilities.
•The dividend yield was based on the continuously compounded quarterly dividend the Company expects to pay during the term.
The resulting valuation for the private warrants were determined to be $3.65 per unit as of December 31, 2021. The Company had 203,333 private warrants outstanding as of December 31, 2021, resulting in a fair value of $0.7 million recorded within Warrant liabilities in the Consolidated Statements of Financial Condition.
The following table presents changes in Level 3 financial liabilities measured at fair value for the period from June 24, 2021 to December 31, 2021:

Private Warrants
Balance at Business Combination	$675
Change in fair value	67
Balance at end of period	$742
Other Investments
As of December 31, 2021, the Company applies the equity method of accounting to its investment in PFAC Holdings I LLC (“PFAC Holdings”), an indirect parent of PWP Forward Acquisition Corp. I (“PFAC”), a special purpose acquisition company. As of December 31, 2021, the Company’s investment in PFAC Holdings was $1.3 million. The Company’s share of earnings of PFAC Holdings is included in the Consolidated Statements of Operations for the year ended December 31, 2021.